EXHIBIT 10.2
Execution Version

FIRST AMENDMENT TO LOAN DOCUMENTS
THIS FIRST AMENDMENT TO LOAN DOCUMENTS, dated as of the 11th day of June, 2019 (this “First Amendment”), is entered into among RENAISSANCERE HOLDINGS LTD., a Bermuda company (the “Borrower”), RENAISSANCE REINSURANCE LTD., a Bermuda company (“Renaissance Reinsurance”), RENAISSANCERE SPECIALTY U.S. LTD., a Bermuda company (“RenaissanceRe Specialty U.S.”), and RENAISSANCE REINSURANCE U.S. INC., a Maryland corporation (“Renaissance Reinsurance U.S.”; and collectively with the Borrower, Renaissance Reinsurance and RenaissanceRe Specialty U.S., the “Existing Account Parties” and each an “Existing Account Party”), RENAISSANCERE EUROPE AG, a Swiss corporation (Aktiengesellschaft) (the “New Account Party”), RENAISSANCERE FINANCE INC., a Delaware corporation (“RenaissanceRe Finance”), and RENRE NORTH AMERICA HOLDINGS, INC., a Delaware corporation (“RenRe North America”; and collectively with RenaissanceRe Finance the “Guarantors” and each a “Guarantor”), the financial institutions party hereto (the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS
A.    Reference is made to the Second Amended and Restated Credit Agreement, dated as of November 9, 2018 (the “Credit Agreement”), among the Existing Account Parties, the Lenders, and the Administrative Agent. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.
B.    Reference is made to the Guaranty Agreement, dated November 9, 2018, by RenRe North America Holdings, Inc. and RenaissanceRe Finance, Inc. in favor of the Administrative Agent and Lenders (the “Guaranty”).
C.    The Existing Account Parties, the New Account Party and the Guarantors (collectively, the “Loan Parties”) desire to amend the Credit Agreement in order for the New Account Party to join the Credit Agreement as an “Account Party” and desire to make certain other amendments to the Credit Agreement and the other Loan Documents. The Lenders and the Administrative Agent have agreed to make such amendments to the Loan Documents on the terms and conditions set forth herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Article I
AMENDMENTS TO LOAN DOCUMENTS

1.1    Joinder of New Account Party. Each party hereto agrees that the New Account Party shall be deemed to be a party to and an “Account Party” under the Credit Agreement and shall be bound by all of the terms and provisions applicable to an “Account Party” under the Credit Agreement and the other Loan Documents. Without limiting the foregoing, the New Account Party hereby agrees that, by its execution of this First Amendment, the New Account Party shall have all of the obligations of an “Account Party” under the Credit Agreement as if it had executed the Credit Agreement, including, without limitation, all obligations, covenants, agreements, representations and warranties applicable to an “Account Party.” Each party hereto further agrees that all references in the Credit Agreement, the Guaranty and in all other Loan Documents to the terms “Account Party”, “Account Parties”, “Loan Party”, or “Loan Parties” shall be deemed amended to include the New Account Party for all purposes.
1.2    Guaranty of Obligations of New Account Party. The Borrower and each Guarantor acknowledge and agree that pursuant to Section 1.1 of this First Amendment, the New Account Party is, from and after the First Amendment Effective Date, an Account Party and Loan Party for all purposes under the Guaranty and the guaranty set forth in Article XII of the Credit Agreement, and such guaranty provisions shall cover all Obligations of the New Account Party under the Loan Documents in the same manner the Borrower and the Guarantors guarantee the Obligations of the Existing Account Parties under such guaranty provisions.
1.3    Definitions. Section 1.1 of the Credit Agreement is hereby amended by:
(a)    Deleting the definition of “Debtor Relief Laws” and inserting in its place the following:

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States, Bermuda, Switzerland or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

(b)    Deleting the definition of “Executive Officer” and inserting in its place the following:
“Executive Officer” means, as to any Person, the president, the chief financial officer, the chief executive officer, the general counsel, the treasurer or the secretary (or, with respect to any Person incorporated under the laws of Switzerland, the managing director and head of underwriting or head of finance and business operations) and, solely for purposes of notices given pursuant to Article II or Article III, any other officer or employee of the Borrower so designated by any of the foregoing persons in a notice to the Administrative Agent. Any document delivered hereunder that is signed by an Executive Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower and such Executive Officer shall be conclusively presumed to have acted on behalf of the Borrower.

(c)    Deleting the definition of “Material Subsidiary” and inserting in its place the following:
“Material Subsidiary” means (a) Renaissance Reinsurance and (b) each other Subsidiary of the Borrower that either (i) as of the end of the most recently completed Fiscal Year of the Borrower for which audited financial statements are available, has assets that exceed 10% of the total consolidated assets of the Borrower and all its Subsidiaries as of the last day of such period or (ii) for the most recently completed Fiscal Year of the Borrower for which audited financial statements are available, has revenues that exceed 10% of the consolidated revenue of the Borrower and all of its Subsidiaries for such period; provided, that on any date of determination as to whether any Subsidiary is a Material Subsidiary, if subsequent to the most recently completed Fiscal Year of the Borrower for which audited financial statements are available, the Borrower or any Subsidiary of the Borrower completed one or more acquisitions that required the preparation of pro forma financial information of the type required by Article XI of Regulation S-X promulgated by the Securities and Exchange Commission, then such pro forma financial information (or, if multiple such acquisitions shall have been completed, then the most recent of such pro forma financial information) shall be used in place of the aforesaid audited financial statements to determine whether such Subsidiary is a Material Subsidiary.
(d)    Adding the following defined term in appropriate alphabetical order.
“Unreimbursed Amount” means the amount drawn on a Letter of Credit that has not been reimbursed by an Account Party pursuant to Section 3.1(f) or Section 3.2(e).
1.4    Due Organization, Authorization, etc. Section 5.1 of the Credit Agreement is hereby amended by deleting clause (a) thereof and inserting in its place the following:
“(a) is duly organized or incorporated, validly existing and (to the extent applicable) in good standing under the Laws of the jurisdiction of organization or incorporation,”
1.5    GAAP Financial Statements. Section 6.1(a) of the Credit Agreement is hereby amended by deleting “(other than RIHL and RIHL II)” in each of clauses (i) and (ii) and inserting in its place in each such clause the following:
“(other than (A) RIHL, (B) RIHL II and (C) any Material Subsidiary that is a holding company the assets of which primarily consist of investments in other Material Subsidiaries)”
1.6    SAP Financial Statements. Section 6.1(b) of the Credit Agreement is hereby amended by deleting the section and inserting in its place the following:
“Within 5 days after the date filed with the Regulator for each of its Fiscal Years, a copy of the Annual Statement of each Material Insurance Subsidiary for such Fiscal Year, if any, required by such Department to be filed, each of which statements delivered to be prepared in accordance with SAP and accompanied by the certification of the chief financial officer, chief executive officer or the chief accounting officer (or, with respect to any Person incorporated under the laws of Switzerland, the managing director and head of underwriting or head of finance and business operations) of such Material Insurance Subsidiary that such financial statement presents fairly, in all material respects, in conformity with SAP, the financial position of such Material Insurance Subsidiary for the period then ended.”
1.7    Borrowing Base Certificate. Section 6.12(c) of the Credit Agreement is hereby amended by deleting “Authorized Officer” and replacing it with “Executive Officer”.
1.8    Borrower Net Worth. Section 7.7 of the Credit Agreement is hereby amended by deleting “Consolidated Net Worth” and replacing it with “Borrower Net Worth”.
1.9    Condition to Issuance of Secured Letters of Credit. Section 9.2 of the Credit Agreement is hereby amended by adding the following clause (g) at the end of such Section.
“(g)    Legal Opinions. With respect to the issuance of a Secured Letter of Credit for the account of any Account Party (or the conversion of any Unsecured Letter of Credit to a Secured Letter of Credit), to the extent requested by the Administrative Agent, the Administrative Agent shall have received customary legal opinions in form and substance reasonably satisfactory to the Administrative Agent related to the Security Documents governing such Secured Letter of Credit.”
1.10    Service of Process. Section 11.14(d) of the Credit Agreement is hereby amended by replacing the reference to “THE BORROWER” in such Section with “EACH LOAN PARTY THAT IS ORGANIZED OR INCORPORATED IN A JURISDICTION OUTSIDE OF THE UNITED STATES”.
1.11    Judgment Currency. The following provision is hereby added as Section 11.22 of the Credit Agreement.
“SECTION 11.22    Judgment Currency. The obligations of any Loan Party in respect of any sum due to the Lenders hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which such sum originally due to such party is denominated (the “original currency”), be discharged only to the extent that on the Business Day following receipt by such party of any sum adjudged to be so due in the judgment currency such party may, in accordance with normal, reasonable banking procedures in the relevant jurisdiction, purchase the original currency with the judgment currency. If the amount of the original currency so purchased is less than the sum originally due to such party in the original currency, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to such party to this Agreement, such party agrees to remit to such Loan Party the amount of such excess. This covenant shall survive the termination of this Agreement and payment of all Obligations.”

ARTICLE II
CONDITIONS OF EFFECTIVENESS
This First Amendment shall become effective as of the date (such date being referred to as the “First Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:
2.1    Execution of First Amendment. The Administrative Agent (or its counsel) shall have received executed counterparts of this First Amendment from each Lender and each Loan Party.
2.2    Legal Opinions. The Administrative Agent shall have received the legal opinions of (i) Willkie Farr & Gallagher LLP, New York counsel to the Loan Parties, and (ii) Homburger, Swiss counsel to the New Account Party, in each case dated the First Amendment Effective Date and addressed to the Administrative Agent and the Lenders in form and substance reasonably acceptable to the Administrative Agent.
2.3    Secretary’s or Director’s Certificates. The Administrative Agent shall have received a certificate of the secretary, an assistant secretary, the company secretary or a director of the New Account Party, dated the First Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, certifying (i) as to a true and correct copy of the Organization Documents of such New Account Party as in effect on the First Amendment Effective Date, (ii) as to the due incorporation or valid existence of such New Account Party as a company or corporation organized or incorporated under the laws of the jurisdiction of its organization or incorporation, and the absence of any proceeding for the dissolution or liquidation of such New Account Party, (iii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of such New Account Party, authorizing the execution, delivery this First Amendment and the performance of its obligations under this First Amendment and the other Loan Documents, and (iv) as to the incumbency and genuineness of the signature of each authorized person of such New Account Party executing this First Amendment or any other Loan Documents, and attaching all such copies of the documents described above.
2.4    Officer’s Certificate. The Administrative Agent shall have received a certificate, signed by an Executive Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying that (A) all representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents (including the representations and warranties set forth in Article III hereof) are true and correct as of the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date), and (B) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to this First Amendment.
2.5    Fees and Expenses. The Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
2.6    Patriot Act Information. The Administrative Agent and the Lenders shall have received any information necessary for the Administrative Agent or any Lender to verify the identity of the New Account Party as required by the Patriot Act or other “know your customer” and anti-money laundering rules and regulations.
2.7    Beneficial Ownership Certification. At least five days prior to the First Amendment Effective Date, if the New Account Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, then the New Account Party shall have delivered to the Administrative Agent, and any Lender requesting the same, a Beneficial Ownership Certification in relation to the New Account Party.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Loan Party hereby represents and warrants to the Administrative Agent and Lenders that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents, to the extent applicable to such Loan Party, are true and correct in all material respects on and as of the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this First Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes the legal, valid and binding obligation of the Loan Parties enforceable against them in accordance with its terms, (iii) no Default or Event of Default has occurred and is continuing on the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment, and (iv) as of the First Amendment Effective Date, the information included in any Beneficial Ownership Certification delivered pursuant to Section 2.7 of this First Amendment is true and correct in all respects.
ARTICLE IV
ACKNOWLEDGEMENT AND CONFIRMATION
Each Loan Party hereby confirms and agrees that, after giving effect to this First Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such Loan Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and the amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations of any Loan Party evidenced by or arising under the Credit Agreement or the other Loan Documents, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect. Each Loan Party represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan

Documents, or if such Loan Party has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this First Amendment. This acknowledgement and confirmation by the Loan Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this First Amendment, and the Loan Parties acknowledge that the Administrative Agent and the Lenders would not enter into this First Amendment in the absence of the acknowledgement and confirmation contained herein.
ARTICLE V
MISCELLANEOUS
5.1    Governing Law. THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
5.2    Submission to Jurisdiction. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE LC ADMINISTRATOR OR THE FRONTING BANK OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS FIRST AMENDMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS FIRST AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER, THE LC ADMINISTRATOR OR THE FRONTING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FIRST AMENDMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
5.3    Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Loan Documents, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Loan Documents after amendment by this First Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement or Loan Documents as amended hereby. This First Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or the other Loan Documents except as expressly set forth herein. This First Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
5.4    Expenses. Borrower agrees (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all other reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this First Amendment and the other Loan Documents delivered in connection herewith.
5.5    Severability. To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.
5.6    Successors and Assigns. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. No assignment of any right or obligation arising under this First Amendment may be made except as would be permitted under Section 11.6 of the Credit Agreement, and any purported assignment not in conformity with such provision shall be null and void.
5.7    Construction. The headings of the various sections and subsections of this First Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
5.8    Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or by electronic mail in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this First Amendment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized persons as of the day and year first above written.
NEW ACCOUNT PARTY:
RENAISSANCERE EUROPE AG

By:	/s/ Aditya K. Dutt

Name:	Aditya K. Dutt

Title:	Authorized Person

First Amendment to Loan Documents

EXISTING ACCOUNT PARTIES:
RENAISSANCERE HOLDINGS LTD.

By:	/s/ Robert Qutub

Name:	Robert Qutub

Title:	Executive Vice President & Chief Financial Officer

RENAISSANCE REINSURANCE LTD.

By:	/s/ Aditya K. Dutt

Name:	Aditya K. Dutt

Title:	Senior Vice President & Treasurer

RENAISSANCERE SPECIALTY U.S. LTD.

By:	/s/ Aditya K. Dutt

Name:	Aditya K. Dutt

Title:	Senior Vice President & Treasurer

RENAISSANCE REINSURANCE U.S. INC.

By:	/s/ Aditya K. Dutt

Name:	James Conway

Title:	Senior Vice President, General Counsel & Secretary

First Amendment to Loan Documents

GUARANTORS:
RENRE NORTH AMERICA HOLDINGS INC.

By:	/s/ Robert Qutub

Name:	Robert Qutub

Title:	Chief Financial Officer

RENAISSANCERE FINANCE INC.

By:	/s/ Robert Qutub

Name:	Robert Qutub

Title:	Chief Financial Officer

First Amendment to Loan Documents

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Fronting Bank, LC Administrator, a Swingline Lender, and a Lender

By:	/s/ William R. Goley

Name:	William R. Goley

Title:	Managing Director

First Amendment to Loan Documents

CITIBANK, N.A., as a Swingline Lender and a Lender

By:	/s/ John Modin

Name:	John Modin

Title:	Vice President & Managing Director

First Amendment to Loan Documents

BMO Harris Bank N.A., as a Lender

By:	/s/ Debra Basler

Name:	Debra Basler

Title:	Managing Director

First Amendment to Loan Documents

BARCLAYS BANK PLC, as Lender

By:	/s/ Karla K. Maloof

Name:	Karla K. Maloof

Title:	MD, Head of Insurance - Americas
Executed in: New York

First Amendment to Loan Documents

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:	/s/ Daniel Hartmannn

Name:	Daniel Hartmannn

Title:	Vice President, Financial Institutions Group

First Amendment to Loan Documents

ROYAL BANK OF CANADA, as Lender

By:	/s/ Tim Stephens

Name:	Tim Stephens

Title:	Authorized Signatory

First Amendment to Loan Documents

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Michael Peireri

Name:	Michael Peireri

Title:	Director

First Amendment to Loan Documents